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                                                                   Exhibit 10.37

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                           MONTE CELLO CORPORATION NV


                                CITIBANK LIMITED
                                ACN 004 325 080


                                  CITIBANK NA
                                ARBN 072 814 058



                            SUBORDINATION DEED POLL



                                HENRY DAVIS YORK
                                    Lawyers
                                    Level 25
                                135 King Street
                                Sydney NSW 2000
                              Tel: (02) 9364 6300
                              Fax: (02) 9235 1244
                                 DX: 173 Sydney
                              Ref: RJT/SAM/990095

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                            SUBORDINATION DEED POLL

THIS DEED POLL dated 1st day of April 1999

BY: MONTE CELLO CORPORATION NV of Kaya Flamboyan 3c, Curacao, Netherlands
    Antilles ("SUBORDINATED CREDITOR")

    CITIBANK LIMITED ACN 004 325 080 and CITIBANK NA ARBN 072 814 058 of 1 Margaret Street, Sydney, New South Wales, Australia (together "CITIBANK")

IT IS DECLARED by the Subordinated Creditor in favour of each Creditor (including Citibank) and the Debtor as follows:

1.   DEFINITIONS AND INTERPRETATION

     1.1  In this deed poll, unless the contrary intention appears:

          "BUSINESS DAY" means a day, not being a Saturday, Sunday or public holiday, on which banks are open for general banking business in Sydney, New South Wales and Queenstown, Tasmania.

          "CREDITOR" means the Debtor's creditors (whether present or future, secured or unsecured) to whom a Senior Debt (whether now existing or not) is payable.

          "DEBTOR" means Copper Mines of Tasmania Pty Limited ACN 065 339 835 (Administrator Appointed).

          "GUARANTEE" means a guarantee, indemnity, letter of comfort, letter of credit, performance bond, put option arrangement, any similar transaction or a combination of any of them.

          "GOVERNMENTAL AGENCY" means the Crown, any government, any governmental ministry or department, governmental, semi-governmental, statutory, administrative, parliamentary, provincial, public, municipal, local or judicial entity, agency, instrumentality or authority.

          "MAJORITY OF CREDITORS" means, at any time:

          (a) in the case where there is one or more Secured Creditors, all Secured Creditors at that time; or

          (b) in the case where there is not any Secured Creditor, the Creditors whose Senior Debts at that time are more than 50% of all Senior Debts at that time.

          "SECURED CREDITOR" means any Creditor (other than the Crown in right of the State of Tasmania) that holds a Security Interest over all or substantially all of the Debtor's assets. It is acknowledged that, as at the date of this deed poll, the only Secured Creditor is Citibank.


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"SECURITY INTEREST" means any charge, mortgage, pledge, bill of sale, hypothecation, lien, arrangement concerning the deposit of documents evidencing title, trust or power, title retention arrangement or any other covenant or arrangement of any nature made to secure the payment of money or the performance or observance of any obligation or under which a creditor is entitled to claim that it has a right to receive payment, or to have any obligation owed to it satisfied, in priority to any other creditor.

"SENIOR DEBT" means any debt or claim (other than the Subordinated Debt) which would be admissible to proof in any winding up of the Debtor and no other claims.

"SUBORDINATED DEBT" means:

(a) the debt assigned in the Deed of Assignment of Debt dated on or about the date of this deed poll between Mt Lyell Mining Company Limited ACN 000 690 308 (in liquidation) and the Subordinated Creditor; and

(b) the debt assigned in the Deed of Assignment of Debt dated on or about the date of this deed poll between Citibank Limited ACN 004 325 080, Citibank NA ARBN 072 814 058 and the Subordinated Creditor,

and includes all other amounts payable by the Debtor in connection with each such debt but does not include any other debt, liability or obligation of the Debtor to the Subordinated Creditor, howsoever arising.

"SURPLUS CASH" means, at any time, the amount which, after having paid or reimbursed all amounts due and unpaid (other than in accordance with agreed payment terms) at that time to all Creditors, is or would be available at that time to the Debtor to make any payment of principal or interest in respect of the Subordinated Debt, to the extent only that any such payment, if made:

(a) would not cause or result in the Debtor being or being presumed by law or a court to be insolvent; and

(b) would not be likely to cause or result in the Debtor being unable to pay any amount which is or will become due and payable to any Creditors after that time.

"TERMINATION DATE" means the date being the earlier of:

(a) the date on which the Subordinated Creditor is discharged and released from this deed poll by a Majority of Creditors; or
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          (b)    the date agreed between the Debtor and the Subordinated
                 Creditor, which date cannot be before the date on which the Senior Debt owing to Citibank is fully and finally repaid.

     1.2  In this deed poll, unless the contrary intention appears:

          1.2.1 a reference to this deed poll or any other document includes any variation or replacement of it;

          1.2.2 a reference to any legislation includes regulations and other instruments under it and all consolidations, amendments, re-enactments and replacements of it;

          1.2.3  the singular includes the plural number and vice versa;

          1.2.4 a reference to any one gender includes each other gender (as the case may require);

          1.2.5 the word "person" includes a firm, corporation, body corporate, unincorporated association or Governmental Agency;

          1.2.6 a reference to a person includes a reference to the person's executors, administrators, legal personal representatives, successors and assigns;

          1.2.7 a reference to anything (including the Senior Debt or the Subordinated Debt) is a reference to the whole or any part of it and a reference to a group of persons or things is a reference to each of them individually and any two or more of them collectively;

          1.2.8 a reference to a right includes a benefit, interest, power, remedy, privilege and cause of action however arising; and

          1.2.9 a reference to "includes" or "including" means "includes, without limitation," or "including, without limitation," respectively.

     1.3 All headings in this deed poll have been inserted for the purpose of ease of reference only. They do not affect the meaning or interpretation of it.

     1.4 Where a word or phrase is defined its other grammatical forms have a corresponding meaning.

2.   SUBORDINATION

     2.1 The Subordinated Debt is subordinated to the Senior Debt in the manner set out in this deed poll until the Termination Date.

     2.2 The Subordinated Creditor acknowledges that no amount is payable in respect of the Subordinated Debt (including by way of principal, interest, fees or other amounts) from time to time except:
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     2.2.1 to the extent of any Surplus Cash at the proposed time of payment of that amount; and

     2.2.2 if there is any Secured Creditor, either:

           (a) with the consent of each Secured Creditor (which consent may not be unreasonably withheld or delayed); or

           (b)  each of the following has occurred:

                (i) each Secured Creditor has received at least 10 Business Days before the proposed time of payment of that amount a certificate referred to in clause 2.4 and addressed to it and in form and substance reasonably acceptable to it;

                (ii) there is no manifest error on the face of the certificate referred to in clause 2.2.2(b)(i); and

                (iii) each Secured Creditor has received such further
                      information as it reasonably requests to verify the amount of Surplus Cash at the proposed time of payment.

2.3 For the purposes of determining the Surplus Cash (including for the purposes of determining the Surplus Cash to apply for the purposes of this clause 2) any principal, interest, fee or other amount payable in respect of the Subordinated Debt is to be disregarded.

2.4 A certificate signed by 2 directors or a director and secretary of the Debtor is conclusive evidence, in the absence of manifest error, as to the amount of Surplus Cash at any time.

2.5 Nothing in this deed poll creates a Security Interest over any asset of the Subordinated Creditor.

2.6 If the Subordinated Creditor receives or recovers payment of any amount of the Subordinated Debt or any interest, fees or other amounts in connection with the Subordinated Debt before the Termination Date and that receipt or recovery is not permitted by clause 2.2, it must promptly repay to the Debtor an amount equal to the amount received or recovered.

2.7 If the amount of the Subordinated Debt is reduced by any set-off, deduction or combination of accounts or similar right or procedure and that reduction is not expressly permitted by clause 2.2, it must promptly pay to the Debtor an amount equal to the amount by which the Subordinated Debt was so reduced.
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3.   RESTRICTIONS ON ACTION

     3.1 Subject to clause 3.2, without the prior consent of a Majority of Creditors the Subordinated Creditor may not until the Termination
          Date:

          3.1.1 make any demand for or accept repayment or payment of the Subordinated Debt (or any interest, fees or other amounts in connection with the Subordinated Debt) either under the Corporations Law or otherwise or accelerate or cancel any obligation or exercise any other rights under a document relating to the Subordinated Debt;

          3.1.2  take any step to:

                 (a) enforce any Guarantee or Security Interest held by it in relation to the Subordinated Debt;

                 (b) exercise any right of set-off, deduction or combination of accounts or similar right or procedure in relation to the Subordinated Debt;

          3.1.3  take any step for the purpose of or towards:

                 (a) levying any execution or obtaining any judgment against the Debtor in respect of the Subordinated Debt; or

                 (b) the appointment of a liquidator, administrator, receiver or receiver and manager to or over the Debtor or any of its assets where that appointment would be made in respect of the Subordinated Debt;

          3.1.4 amend, novate, replace or rescind any document giving rise to the Debtor's obligations in connection with the Subordinated Debt;

          3.1.5 require the provision of, and if held or provided immediately discharge or release, any Guarantee or Security Interest in respect of the Subordinated Debt; or

          3.1.6 assign or transfer or create or allow to exist a Security Interest over any of its rights in or to the Subordinated Debt to or in favour of any person without the prior written consent of Citibank (such consent not to be unreasonably withheld or delayed if that person has first executed a deed poll in or substantially in the form of this deed poll).

     3.2 Clause 3.1 does not prevent the Subordinated Creditor from taking any one or more of the following courses of action:

          3.2.1 making any payment or repayment of the Subordinated Debt (or any interest, fees or other amounts in connection with the Subordinated Debt) permitted by clause 2.2;
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          3.2.2  applying for or obtaining an injunction against the Debtor to prevent the Debtor from breaching its obligation to pay amounts due and payable under the Subordinated Debt which are permitted by the terms of the Subordinated Debt and this deed poll to be paid to the Subordinated Creditor;

          3.2.3 applying for or obtaining a mandatory injunction requiring the Debtor to perform the obligations referred to in clause 3.2.1 or 3.2.2;

          3.2.4 making an application for and obtaining an award of damages against the Debtor for breach of any of the obligations of the Debtor referred to in clause 3.2.1 or 3.2.2 or agreeing to settle a claim for those damages (provided that any payment of damages is subordinated to the Senior Debt in accordance with this deed poll); or

          3.2.5 with the consent of a Majority of Creditors proving in any liquidation or winding up of the Debtor.

4.   PRESERVATION OF CREDITORS' RIGHTS

     4.1 The rights of a Creditor to enforce any provision of this deed poll are not affected by:

          4.1.1  any conduct of the Debtor or any other person;

          4.1.2 any failure by any party to comply with any term of any document giving rise to the Debtor's obligations in connection with the Subordinated Debt;

          4.1.3 any knowledge in relation to the Subordinated Debt that any Creditor may have or be charged with;

          4.1.4 any conduct in relation to the enforcement or failure to enforce any document giving rise to the Debtor's obligations in connection with the Subordinated Debt;

          4.1.5 the giving of any discharge, amendment, variation, consent or waiver other than a discharge of Senior Debt by the Creditors; or

          4.1.6  any other thing which but for this clause may have that effect.

     This clause does not apply to any waiver or consent granted to the Subordinated Creditor by a Majority of Creditors.

5.   REPRESENTATIONS AND WARRANTIES

     The Subordinated Creditor represents and warrants to each Creditor that:
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     5.1  it is a corporation validly existing under the laws of its place of incorporation and has in full force and effect all authorisations necessary to enter into and comply with its obligations under this deed poll;

     5.2 it has the corporate power to enter into and comply with its obligations under this deed poll and to carry out the transactions that this deed poll contemplates will be carried out by it; and

     5.3 the obligations expressed to be assumed by it under this deed poll are legal and valid obligations binding on it in accordance with their terms, subject to any necessary stamping and registration.

6.   STAMP DUTY

     The Subordinated Creditor agrees to pay or, to the extent already paid by the relevant Creditor, reimburse any relevant Creditor on demand for all stamp, transaction, registration and similar taxes (other than any tax on the overall net income of a person) and duties (including fines and penalties) on this deed poll or the transactions referred to in it.

7.  GENERAL

    7.1 The rights provided in this deed poll are cumulative and do not exclude any other rights. A Creditor may exercise or not exercise its rights (which include the making or not making of any determination) at any time and from time to time as it sees fit in its absolute discretion and it is not required to give any reasons for its decision.

     7.2 Any waiver or consent by the Majority of Creditors binds each Creditor and, if there is any Secured Creditor, is effective only if it is in writing signed by or on behalf of each Secured Creditor. Any such waiver or consent is effective only to the extent expressly stated and in the specific instance and for the specific purpose for which it is given.

     7.3 This deed poll may only be amended by deed made between the Subordinated Creditor and each Secured Creditor or, if there is no Secured Creditor, by deed poll executed by the Subordinated Creditor with the consent of the Majority of Creditors.

     7.4 No failure on the part of a Creditor to exercise, or delay on its part in exercising, any of its rights operates as a waiver of them. Any single or partial exercise of any right does not preclude any further or other exercise of that right or the exercise of any other rights.

     7.5 Unless this deed poll expressly provides otherwise, a Creditor may give conditionally or unconditionally or withhold its approval or consent in its absolute discretion.

     7.6 If any part of this deed poll is, is declared or becomes for any reason invalid or unenforceable, the validity of the remaining part is not to be
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          affected and the remaining part is to remain in full force and effect as if the deed poll had been executed without the invalid part.

     7.7 The contents of this deed poll, its meaning and interpretation are to be governed by the laws of New South Wales. The Subordinated Creditor submits to the non-exclusive jurisdiction of the courts of that place.

EXECUTED as a deed poll in Sydney.

SIGNED SEALED AND DELIVERED           )
for and on behalf of MONTE CELLO      )             /s/ Robert Tracy
CORPORATION NV by                     ) ----------------------------------------
ROBERT TRACY                          ) By signing the Attorney states that
its duly constituted Attorney under   ) s/he has no notice of the revocation of
Power of Attorney dated               ) the power of attorney
who is personally known to me:        )

/s/ Alexander Mufford
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Witness

Alexander Mufford
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Print Name


SIGNED SEALED AND DELIVERED           )
for and on behalf of CITIBANK NA      )
by                                    )         /s/ Thomas E. O'Callaghan
its duly constituted Attorney under   ) ----------------------------------------
Power of Attorney registered in the   ) By signing the Attorney states that
office of the Registrar General No    ) s/he has no notice of the revocation of
Book                 (NSW) who is     ) the power of attorney
personally known to me:               )

/s/ S. Parsons
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Witness

S. PARSONS
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Print Name


SIGNED SEALED AND DELIVERED
for and on behalf of CITIBANK         )
LIMITED by                            )
its duly constituted Attorney under   )        /s/ Konstanty Nafranowicz
Power of Attorney registered in the   ) ----------------------------------------
office of the Registrar General No    ) By signing the Attorney states that
Book      (NSW) who is personally     ) s/he has no notice of the revocation of
known to me:                          ) the power of attorney
                                      )
/s/ S. Parsons
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S. PARSONS